UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2025

Neumora Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41802	84-4367680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 Arsenal Way, Suite 200
Watertown, Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 857 760-0900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NMRA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2025, Neumora Therapeutics, Inc. (the “Company”) filed a Current Report on Form 8-K (as amended, the “Initial 8-K”) with the U.S. Securities and Exchange Commission disclosing, among other things, approval by the Board of Directors of the Company (the “Board”) of the conditional reduction in the exercise price (the “Repricing”) of certain outstanding stock options held by members of the Board, certain employees and other service providers, including the Company’s named executive officers (the “Eligible Options”). As disclosed in the Initial 8-K, subject to stockholder approval, the exercise price of each outstanding stock option under the Company’s 2023 Incentive Award Plan and the Company’s 2020 Equity Incentive Plan with an exercise price per share greater than the closing trading price of a share of the Company’s common stock on the Nasdaq Stock Market on February 13, 2025 (the “Closing Price”) held by those service providers eligible for the Repricing was repriced such that in the event the eligible service provider remains in service to the Company, a repriced option is exercised on or after August 13, 2026 and stockholders approve the Repricing, the exercise price payable by the eligible service provider will equal the Closing Price.

This Amendment No. 2 to the Initial 8-K is being filed to disclose that, on April 7, 2025, the Board revised the Repricing terms to provide that, subject to stockholder approval and as a result of the Repricing, the Closing Price will equal the closing trading price per share of the Company’s common stock on the Nasdaq Stock Market on the date of the Company’s 2025 annual stockholder meeting, which is scheduled for May 28, 2025. Except for the change in the Closing Price, the repriced options retain their existing terms.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUMORA THERAPEUTICS, INC.

Date:	April 11, 2025	By:	/s/ Jason Duncan
Jason Duncan Chief Legal and Administrative Officer